UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-02328

Boulder Growth & Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: November 30

Date of Reporting Period: December 1, 2014 – November 30, 2015

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

BOULDER

GROWTH & INCOME FUND, INC.

ANNUAL REPORT

NOVEMBER 30, 2015
NYSE SYMBOL: BIF

Distribution Policy

November 30, 2015

Boulder Growth & Income Fund, Inc. (the “Fund”), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund began distributing $0.033 per share on a monthly basis in November 2015. The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its stockholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also distribute long term capital gains and short term capital gains and return capital to stockholders in order to maintain a level distribution. Please refer to Note 10 on pages 29 and 30 for the distributions made during this period. Each monthly distribution to stockholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its stockholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Annual Report | November 30, 2015	1

Boulder Growth & Income Fund, Inc.	Letter from the Advisers

November 30, 2015 (Unaudited)

Dear Stockholders:

Back when I had a lawn, I loved to mow it. The task itself was never particularly enjoyable, but the immediate and tangible result of a freshly cut lawn and knowing it was a direct result of my hard work was a more than adequate reward. In the world of investing, the fruit of our labors rarely tends to be immediate. It is an endeavor that requires patience and an even-keeled demeanor. You can mow the proverbial lawn every day, but there will be periods where the grass will simply grow faster than the mower can cut it. Over the Fund’s past fiscal year, we mowed the lawn every day. We diligently executed on our core investment philosophy and process. We completed the reorganization of the Boulder Total Return Fund, The Denali Fund and First Opportunity Fund into the surviving Boulder Growth & Income Fund (the “reorganization”). We implemented a monthly managed distribution plan and took numerous other actions to improve the Fund. Despite it all, this was a year when the grass just grew taller.

For the one-year period ending November 30, 2015 (the “period”), the Fund generated an absolute return of negative 9.0% on net assets, which materially lagged the 2.8% return generated by the S&P 500 Index, the 1.9% return generated by the Dow Jones Industrial Average (DJIA) and the 8.0% return generated by the NASDAQ Composite. As Portfolio Managers and fellow shareholders, we are obviously disappointed with the Fund’s performance over the period. While such periods of weak performance are trying, we believe the disciplined execution of our core investment philosophy of investing in good businesses at attractive valuations for the long-run will yield strong returns over the long term. By managing in accordance with our core investment philosophy rather than to a benchmark, the Fund has been able to achieve this goal as it has continued to outperform the S&P 500 Index and the Dow Jones Industrial Average on a net assets basis since we became the investment advisers to the Fund in January of 2002. Despite the grass’ victory this period, we will keep mowing every day as we believe the lawn is going to look great over the long-run.

	3 Months	6 Months	One Year	Three Years*	Five Years*	Ten Years*	Since January 2002**
Boulder Growth & Income Fund (NAV)	0.52%	-7.67%	-9.04%	10.17%	9.64%	8.07%	7.32%
Boulder Growth & Income Fund (Market)	0.81%	-10.82%	-10.95%	11.07%	8.35%	6.94%	5.19%
S&P 500 Index	6.07%	-0.21%	2.75%	16.09%	14.40%	7.48%	6.64%
Dow Jones Industrial Average	7.88%	-0.37%	1.88%	13.53%	12.81%	7.84%	6.92%
NASDAQ Composite	7.28%	1.37%	7.86%	20.76%	16.76%	9.73%	8.17%

*	Annualized.
**

Annualized since January 2002, when the current advisers became investment advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the December 2002 rights offering.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA and the NASDAQ Composite include reinvested dividends and distributions, but do not reflect the effect of commissions, expenses or taxes, as applicable. You cannot invest directly in any of these indices. The investment return and the

2	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Letter from the Advisers

November 30, 2015 (Unaudited)

principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Drilling further down into the numbers, the Fund’s negative absolute performance for the period was primarily driven by a few of the Fund’s larger positions. Chief among these was the Fund’s combined position in the Class A and Class B shares of Berkshire Hathaway, Inc. (Berkshire Hathaway), which was the Fund’s largest position accounting for ~26.8% of total assets as of November 30, 2015. Due to its large weighting in the portfolio, Berkshire Hathaway’s performance will obviously have a dramatic impact on the Fund’s overall performance for good or ill. Over the long-run, the Fund’s ownership of Berkshire Hathaway has definitely been for the good. Unfortunately for the current period it was for the ill as Berkshire Hathaway’s Class A and Class B shares generated total returns of negative 8.6% and negative 8.7% for the period, respectively. While Berkshire Hathaway was a major detractor to performance for the period, our underlying investment thesis has not changed. We believe it is an exceptional company that is well-run and its shares trade at an attractive valuation currently.

The Fund’s performance was also negatively impacted by some of its other larger positions in Wal-Mart Stores Inc. (Wal-Mart), Freeport-McMoRan Inc., Caterpillar Inc. (Caterpillar), Chevron Corporation (Chevron) and YUM! Brands, Inc. as each of these positions generated negative returns over the period. While a decline in stock prices is obviously not great for short-term performance, it does provide the opportunity to buy additional shares in companies that we believe have good long-term return potential at lower prices. This was the case this period as we took advantage of the decline in the share prices of Wal-Mart, Caterpillar and Chevron to opportunistically add to each position.

In regards to the Berkshire Hathaway position, there are often two concerns expressed about it that I would like to address. The first being the Fund is overly exposed to the specific risk of a single business by having such a high concentration of the portfolio invested in a single company. We believe this is a valid concern and one that we take seriously. In the case of Berkshire Hathaway, we effectively view it as a holding company that owns whole or partial interests in a diverse array of businesses. As a result, we believe the issues related to the Fund holding such a concentrated position are partially mitigated by the underlying diversity of the businesses that comprise Berkshire Hathaway.

The second concern is related to Warren Buffett. Specifically, what will happen to the stock of Berkshire Hathaway when Mr. Buffett eventually relinquishes his role at the company? We sincerely hope and wish that Mr. Buffett will continue in his role for many, many years to come, but it is an eventuality for which we still must prepare. I cannot predict the future, but when that day comes I believe it is reasonable to assume the stock will initially decline. Assuming Berkshire Hathaway is still a large part of the Fund’s holdings at that time, such a decline would obviously have a negative impact on the Fund’s overall performance. If this is indeed the case, how do we as investors prepare for it? The answer is simple. We do what we do every day and remain disciplined to our investment process and make rational investment decisions based on facts, not emotions.

As part of our research and monitoring processes, we regularly calculate and update our estimates of intrinsic value for each of the Fund’s holdings. In the case of Berkshire Hathaway, we base our estimate of intrinsic value solely on the investments and underlying businesses already in place at Berkshire Hathaway. We do not assume any benefit from future investments capable of generating above market returns due to Mr. Buffett’s perceived investment acumen. As a result, our estimate of Berkshire Hathaway’s intrinsic value already effectively assigns zero value to the presence of Mr. Buffett and his prodigious investment skill. Our belief that the shares of Berkshire Hathaway currently trade at an

Annual Report | November 30, 2015	3

Boulder Growth & Income Fund, Inc.	Letter from the Advisers

November 30, 2015 (Unaudited)

attractive valuation is based on this estimate of intrinsic value. When Mr. Buffett departs Berkshire Hathaway, the investment world will debate whether Berkshire Hathaway is Berkshire Hathaway without Warren Buffett, while we will continue to do what we always do and make investment decisions based on price versus value.

While we are on the topic of price versus value, let us discuss the discount of the Fund’s share price relative to its net asset value (the “discount”). In my last letter, I wrote of the work we did to develop a general blueprint that we believed would help drive a reduction in the discount. Over the last few years we have diligently delivered upon this blueprint. We implemented changes to the Fund’s website to provide clearer and more concise insight into the Fund, the Advisers and our investment philosophy and process. We have worked to improve the quality of our communications with shareholders. We have worked to streamline portfolio construction. We completed the reorganization, which we believe addressed many of the potential reasons for the discount as detailed more fully in my last letter. We sought to improve disclosure about the Fund’s holdings by moving to daily Net Asset Value reporting and monthly portfolio holdings reporting. Finally, we were happy to announce in November of this year that the Fund’s Board approved a monthly managed distribution plan. In other words, we have been very busy.

Unfortunately, we also are extremely frustrated as the discount persists despite all of our efforts. We believe the actions we have taken over the last couple of years have made the Fund a considerably better investment product. In comparison to just a few years ago, today’s Fund benefits from its dramatically larger size, improved secondary liquidity, a lower management fee, a lower total expense ratio, better portfolio construction, increased portfolio disclosure and the new monthly managed distribution program. Considering all of these improvements, we believe it is rational to assume the discount would have narrowed. Instead the discount has actually widened from approximately 17.6% as of February 29, 2012 to approximately 21.7% as of November 30, 2015. To be blunt and true to my Texas roots, it don’t make a lick of sense.

We fully believe the discount continues to be unreasonable and undeserved. When the above improvements are combined with the fact that the Fund is comprised of investments in well-run, attractive businesses that generally trade at attractive valuations, we believe the Fund’s discount should at least trade more in-line with comparable equity focused closed-end Funds. As part of our ongoing efforts to address the discount, we will continue to communicate this message to the market to help it understand the underlying story that we believe supports a reduction of the discount.

We are proud of everything that we have accomplished over the past few years and believe, over time, the discount will favorably reflect the improvements that have been made to the Fund. We also believe the Fund is well positioned to perform favorably over the long-run. These beliefs are not just backed by our words, but by our money as Stewart, Joel and I are proud to be fellow shareholders.

As always, I look forward to writing you again soon and I would like to wish you all the best in the New Year.

4	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Letter from the Advisers

November 30, 2015 (Unaudited)

Sincerely,

Brendon Fischer, CFA

Portfolio Manager

December 14, 2015

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Fund’s board of directors is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on Leverage. The Fund is currently leveraged through a credit facility. The Fund may utilize leverage to seek to enhance the returns for its stockholders over the long-term; however, this objective may not be achieved in all interest rate environments. Leverage creates certain risks for stockholders, including the likelihood of greater volatility of the Fund’s NAV and market price. There are certain risks associated with borrowing through a line of credit, including, but not limited to risks associated with purchasing securities on margin. In addition, borrowing through a line of credit subjects the Fund to contractual restrictions on its operations and requires the Fund to maintain certain asset coverage ratios on its outstanding indebtedness.

Note to Stockholders on Concentration of Investments. The Fund’s investment advisers feel it is important that stockholders be aware that the Fund is concentrated in a small number of positions. Concentrating investments in a fewer number of securities may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities.

Annual Report | November 30, 2015	5

Boulder Growth & Income Fund, Inc.	Financial Data

November 30, 2015 (Unaudited)

		Per Share of Common Stock
	Net Asset Value	Market Price	Dividend Paid

11/30/14	$ 11.32	$ 9.06	$ 0.00
12/31/14	10.95	9.05	0.29 *
1/31/15	10.46	8.65	0.00
2/28/15	10.88	8.84	0.00
3/31/15	10.64	8.57	0.00
4/30/15	10.82	8.53	0.00
5/31/15	10.80	8.76	0.00
6/30/15	10.50	8.44	0.00
7/31/15	10.60	8.41	0.00
8/31/15	9.92	7.75	0.00
9/30/15	9.65	7.45	0.00
10/31/15	10.07	7.90	0.00
11/30/15	9.93	7.78	0.03 **

*	This distribution consisted of $ 0.29 per share long-term capital gain.
**	This distribution consisted of $ 0.03 per share net investment income.

INVESTMENTS AS A % OF TOTAL NET ASSETS

AVAILABLE TO COMMON STOCKHOLDERS

6	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Consolidated Portfolio of Investments

November 30, 2015

Description	Shares	Value (Note 2)

LONG TERM INVESTMENTS 102.02%
DOMESTIC COMMON STOCK 91.73%
Banks 8.16%
Community Bank(1)(2)	60,000	$9,891,600
First American International*(1)	6,388	105,402
MidCountry Financial Corp.*(1)(2)	310,300	3,230,223
National Bancshares, Inc., Escrow*(1)(2)	48,450	15,848
Perpetual Federal Savings Bank(3)	138,159	2,846,075
Redwood Financial, Inc.(3)	40,650	1,463,400
River Valley Bancorp	7,567	271,580
Third Century Bancorp	13,500	112,050
Wells Fargo & Co.(4)	1,233,600	67,971,360

		85,907,538
Construction Machinery 3.44%
Caterpillar, Inc.(4)(5)	498,700	36,230,555

Consumer Durables 1.19%
Mattel, Inc.	505,000	12,554,300

Diversified 28.03%
Berkshire Hathaway, Inc., Class A*(4)	1,144	230,355,840
Berkshire Hathaway, Inc., Class B*(4)(5)	485,000	65,033,650

		295,389,490
Diversified Financial Services 8.19%
American Express Co.(4)(5)	210,000	15,044,400
JPMorgan Chase & Co.(4)	1,028,000	68,547,040
South Street Securities Holdings, Inc.*(1)(2)	25,000	2,717,750

		86,309,190
Environmental Control 0.38%
Republic Services, Inc.(4)	90,000	3,953,700

Healthcare Products & Services 3.08%
Johnson & Johnson(4)	320,900	32,487,917

Insurance 0.01%
Forethought Financial Group, Inc., Escrow - Class A*(1)(2)	19,678	128,930

Manufacturing 0.56%
3M Co.(4)	38,000	5,950,040

Mining 0.72%
Freeport-McMoRan, Inc.(4)(5)	929,000	7,599,220

Annual Report | November 30, 2015	7

Boulder Growth & Income Fund, Inc.	Consolidated Portfolio of Investments

November 30, 2015

Description	Shares	Value (Note 2)

Oil & Gas 5.51%
Chevron Corp.(4)	635,100	$57,997,332

Pharmaceuticals 3.76%
Pfizer, Inc.(4)	1,207,100	39,556,667

Real Estate Investment Trusts (REITs) 2.71%
Care Capital Properties, Inc.(4)	51,800	1,639,470
LTC Properties, Inc.(4)	112,000	4,774,560
Ventas, Inc.(4)	414,000	22,082,760

		28,496,790
Registered Investment Companies (RICs) 3.48%
Cohen & Steers Infrastructure Fund, Inc.	1,914,058	36,635,070

Retail 10.87%
Wal-Mart Stores, Inc.(4)	818,100	48,137,004
Yum! Brands, Inc.(4)	915,000	66,346,650

		114,483,654
Software & Services 4.63%
International Business Machines Corp.(4)	145,200	20,243,784
Oracle Corp.(4)(5)	731,200	28,494,864

		48,738,648
Technology, Hardware & Equipment 6.03%
Cisco Systems, Inc.(4)	1,822,200	49,654,950
Harris Corp.(4)	166,300	13,824,519

		63,479,469
Tobacco Products 0.98%
Altria Group, Inc.(4)(5)	132,000	7,603,200
Philip Morris International, Inc.(4)(5)	31,500	2,752,785

		10,355,985
TOTAL DOMESTIC COMMON STOCK (Cost $583,892,481)		966,254,495

FOREIGN COMMON STOCK 8.38%
Beverages 2.41%
Heineken Holding NV	180,000	14,160,725
Heineken NV	126,780	11,273,179

		25,433,904
Diversified 1.44%
CK Hutchison Holdings, Ltd.	1,155,500	15,156,395

National Stock Exchange 0.14%
NSE India, Ltd.(1)(2)	17,776	1,456,741

8	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Consolidated Portfolio of Investments

November 30, 2015

Description	Shares	Value (Note 2)

Pharmaceuticals 2.36%
Sanofi	53,000	$4,725,038
Sanofi, ADR	455,300	20,133,366

		24,858,404
Real Estate 1.15%
Cheung Kong Property Holdings, Ltd.	1,155,500	7,533,488
Midland Holdings, Ltd.*	10,956,000	4,578,277

		12,111,765
Real Estate Investment Trusts (REITs) 0.88%
Kiwi Property Group, Ltd.	10,198,025	9,297,301

TOTAL FOREIGN COMMON STOCK (Cost $60,220,388)		88,314,510

LIMITED PARTNERSHIPS 1.15%
Enterprise Products Partners L.P.	476,800	12,105,952

TOTAL LIMITED PARTNERSHIPS (Cost $10,814,578)		12,105,952

HEDGE FUND 0.71%
Ithan Creek Partners L.P.*(1)(2)		7,439,518

TOTAL HEDGE FUND (Cost $2,565,656)		7,439,518

DOMESTIC WARRANTS 0.05%
First Capital Bancorp, Inc., (expiring 02/10/2022, Strike Price $2.00)*(2)	116,276	174,548
Flagstar Bancorp, Inc., (expiring 01/30/2019, Strike Price $10.00)*(2)	26,230	357,480

		532,028
TOTAL DOMESTIC WARRANTS (Cost $0)		532,028

TOTAL LONG TERM INVESTMENTS (Cost $657,493,103)		1,074,646,503

Annual Report | November 30, 2015	9

Boulder Growth & Income Fund, Inc.	Consolidated Portfolio of Investments

November 30, 2015

Description	Shares	Value (Note 2)

SHORT TERM INVESTMENTS 2.60%
Money Market Funds 2.60%
Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class, 7-Day Yield - 0.010%	5,116,522	$5,116,522
JPMorgan Prime Money Market Fund, Capital Shares, 7-Day Yield - 0.130%	22,300,410	22,300,410

		27,416,932
TOTAL MONEY MARKET FUNDS (Cost $27,416,932)		27,416,932

TOTAL SHORT TERM INVESTMENTS (Cost $27,416,932)		27,416,932

TOTAL INVESTMENTS 104.62% (Cost $684,910,035)		1,102,063,435

LEVERAGE FACILITY (4.75%)		(50,000,000)

OTHER ASSETS AND LIABILITIES 0.13%		1,335,307

TOTAL NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS 100.00%		$1,053,398,742

*	Non-income producing security.
(1)	Restricted Security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. (See Notes 12 and 13).
(2)

Fair valued security under procedures established by the Fund’s Board of Directors. Total value of fair valued securities as of November 30, 2015 was $25,412,639 or 2.41% of Total Net Assets Available to Common Stockholders.

(3)	Affiliated Company. (See Note 11).
(4)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of November 30, 2015. (See Note 14).
(5)	Loaned security; a portion or all of the security is on loan as of November 30, 2015. (See Note 14).

Percentages are stated as a percent of the Total Net Assets Available to Common Stockholders.

Common Abbreviations:

ADR - American Depositary Receipt.

L.P. - Limited Partnership.

Ltd. - Limited.

NV - Naamloze Vennootchap is the Dutch term for a public limited liability corporation.

10	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Consolidated Portfolio of Investments

November 30, 2015

Regional Breakdown as a % of Total Net Assets Available to Common Stockholders
United States	96.24%

Hong Kong	2.59%

Netherlands	2.41%

France	2.36%

New Zealand	0.88%

India	0.14%

Leverage Facility	(4.75)%

Other Assets and Liabilities	0.13%

  See Accompanying Notes to Consolidated Financial Statements.

Annual Report | November 30, 2015	11

Consolidated Statement of
Boulder Growth & Income Fund, Inc.	Assets and Liabilities

November 30, 2015

ASSETS:
Investments, at value of unaffiliated securities (Cost $684,024,445) (Note 2)*	$1,097,753,960
Investments, at value of affiliated securities (Cost $885,590) (Note 2) (Note 11)	4,309,475

Total Investments at Value (Cost $684,910,035)	1,102,063,435
Cash	4,636
Foreign currency, at value (Cost $62,377)	57,993
Receivable for investments sold	236,448
Dividends and interest receivable	2,282,490
Prepaid expenses and other assets	170,085

Total Assets	1,104,815,087

LIABILITIES:
Loan payable (Note 14)	50,000,000
Interest due on loan payable (Note 14)	6,075
Investment co-advisory fees payable (Note 3)	910,957
Administration and co-administration fees payable (Note 3)	172,046
Audit fees payable	146,648
Custody fees payable	73,333
Legal fees payable	26,711
Printing fees payable	17,541
Directors’ fees and expenses payable (Note 3)	1,144
Accrued expenses and other payables	61,890

Total Liabilities	51,416,345

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,053,398,742

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 5)	$1,060,968
Paid-in capital in excess of par value of common stock	663,880,170
Accumulated net investment income	5,111,969
Accumulated net realized loss on investments and foreign currency related transactions	(33,807,765)
Net unrealized appreciation on investments and foreign currency translations	417,153,400

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$1,053,398,742

Net Asset Value, $1,053,398,742/106,096,817 common stock outstanding	$9.93

*    Securities loaned, at value $29,187,357.

  See Accompanying Notes to Consolidated Financial Statements.

12	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Consolidated Statement of Operations

For the Year Ended November 30, 2015

INVESTMENT INCOME:
Dividends from unaffiliated securities (net of foreign withholding taxes $265,680)	$16,907,236
Dividends from affiliated securities	59,821
Securities lending income	20,797

Total Investment Income	16,987,854

EXPENSES:
Investment co-advisory fees (Note 3)	9,297,497
Administration and co-administration fees (Note 3)	1,706,115
Legal fees	590,166
Interest on loan (Note 14)	551,095
Directors’ fees and expenses (Note 3)	294,178
Audit fees	192,565
Custody fees	169,041
Insurance expense	107,293
Printing fees	87,024
Transfer agency fees	52,835
Other	390,491

Total Expenses	13,438,300
Less fees waived by investment advisers	(220,223)

Net Expenses	13,218,077

Net Investment Income	3,769,777

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Unaffiliated securities	14,731,419
Affiliated securities	453,021
Foreign currency related transactions	633,133

15,817,573

Long-term capital gain distributions from other investment companies	1,626,928

Net change in unrealized appreciation/(depreciation) on:
Unaffiliated securities	(113,841,127)
Affiliated securities	3,423,885
Foreign currency related translations	(7,299)

(110,424,541)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(92,980,040)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(89,210,263)

  See Accompanying Notes to Consolidated Financial Statements.

Annual Report | November 30, 2015	13

Consolidated Statements
Boulder Growth & Income Fund, Inc.	of Changes in Net Assets

	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014

OPERATIONS:
Net investment income	$3,769,777	$848,995
Net realized gain on investment securities and foreign currency related transactions	15,817,573	7,932,796
Long-term capital gain distributions from other investment companies	1,626,928	711,880
Net change in unrealized appreciation/(depreciation) on investment securities and foreign currency translations	(110,424,541)	32,301,438

Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders Resulting from Operations	(89,210,263)	41,795,109

DISTRIBUTIONS TO COMMON STOCKHOLDERS (NOTE 10):
From net investment income	(3,501,195)	(50,991)
From net realized capital gains	(7,500,036)	(11,090,579)

Total Distributions: Common Stockholders	(11,001,231)	(11,141,570)

CAPITAL SHARE TRANSACTIONS:
Value of common shares issued in the Reorganization (Note 15)	864,982,044	–

Net Increase in Net Assets from Capital Share Transactions	864,982,044	–

NET ASSETS:
Beginning of period	288,628,192	257,974,653

End of period (including (overdistributed)/accumulated net investment income of $5,111,969 and $(2,248,335), respectively)	$1,053,398,742	$288,628,192

  See Accompanying Notes to Consolidated Financial Statements.

14	www.boulderfunds.net

Consolidated Statement
Boulder Growth & Income Fund, Inc.	of Cash Flows

November 30, 2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(89,210,263)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(123,680,041)
Proceeds from disposition of investment securities	103,749,245
Net sales of short-term investment securities	23,794,482
Increase in assets and liabilities acquired in the reorganization, net (Note 15)	(36,686,119)
Net realized gain on investments	(15,184,440)
Net change in unrealized depreciation on investments	110,417,242
Increase in dividends and interest receivable	(1,830,283)
Increase in prepaid expenses & other assets	(138,657)
Increase in interest due on loan payable	4,594
Increase in co-advisory fees payable	633,485
Increase in administration and co-administration fees payable	99,290
Decrease in directors’ fees and expenses payable	(19,554)
Decrease in legal fees payable	(5,278)
Increase in audit fees payable	104,548
Increase in custody fees payable	32,653
Decrease in printing fees payable	(28,001)
Increase in accrued expenses and other payables	48,472

Net Cash Used by Operating Activities	(27,898,625)

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in loan payable	38,832,140
Cash distributions paid on Common Stockholders	(11,001,231)

Net Cash Provided in Financing Activities	27,830,909

Net decrease in cash	(67,716)
Cash and foreign currency, beginning balance	130,345

Cash and foreign currency, ending balance	$62,629

Cash paid for interest on loan during the period was:	$546,501

  See Accompanying Notes to Consolidated Financial Statements.

Annual Report | November 30, 2015	15

Boulder Growth & Income Fund, Inc.	Consolidated Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value - Beginning of Period

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments

Total from Investment Operations

AUCTION MARKET PREFERRED STOCK TRANSACTIONS
Distributions from net investment income
Distributions from long-term capital gains

Total Auction Preferred Stock Transactions

Net Increase/(Decrease) from Operations Applicable to Common Stockholders

DISTRIBUTIONS TO COMMON STOCKHOLDERS
Distributions from net investment income
Distributions from net realized capital gains

Total Distributions Paid to Common Stockholders

Net Increase/(Decrease) in Net Asset Value

Common Share Net Asset Value - End of Period

Common Share Market Value - End of Period

Total Return, Common Share Net Asset Value(c)
Total Return, Common Share Market Value(c)
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(d)
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of net investment income to average net assets including waiver
Ratio of net investment income to average net assets excluding waiver
SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Year (000’s)
Number of Common Shares Outstanding, End of Year (000’s)
Ratio of Net Operating Expenses including waiver, when applicable, to Total Average Net Assets including Auction Market Preferred Stock(d)

BORROWINGS AT END OF PERIOD
Aggregate Amount Outstanding (000s)
Asset Coverage Per $1,000 (000s)

16	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Consolidated Financial Highlights

For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011

$11.32	$10.12	$8.54	$7.38	$7.46

0.05	0.03	0.06	0.10	0.05
(1.12)	1.61	1.88	1.19	(0.02)

(1.07)	1.64	1.94	1.29	0.03

–	–	(0.00) (b)	(0.01)	(0.00) (b)
–	–	(0.01)	(0.01)	(0.01)

–	–	(0.01)	(0.02)	(0.01)

(1.07)	1.64	1.93	1.27	0.02

(0.03)	(0.00) (b)	(0.16)	(0.01)	(0.01)
(0.29)	(0.44)	(0.19)	(0.10)	(0.09)

(0.32)	(0.44)	(0.35)	(0.11)	(0.10)

(1.39)	1.20	1.58	1.16	(0.08)

$9.93	$11.32	$10.12	$8.54	$7.38

$7.78	$9.06	$7.92	$6.53	$5.89

(9.04)%	18.08%	24.52%	17.89%(e)	0.49%
(10.95)%	20.76%	27.54%	12.94%	(3.50)%

1.48%	1.72%	1.74%	3.17%	N/A
1.50%	1.83%	1.84%	3.28%	2.40%
0.42%	0.32%	0.62%	1.22%	N/A
0.40%	0.21%	0.52%	1.11%	0.54%

12%	4%	11%	20%	6%
$1,053,399	$288,628	$257,975	$217,631	$188,035
106,097	25,496	25,496	25,496	25,496

N/A	N/A	N/A	2.83%	2.12%

$50,000	$11,168	$25,043	N/A	N/A
$22,068	$26,845	$11,301	N/A	N/A

  See Accompanying Notes to Consolidated Financial Statements.

Annual Report | November 30, 2015	17

Boulder Growth & Income Fund, Inc.	Consolidated Financial Highlights

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Amount represents less than $(0.005) per common share.
(c)

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(d)

Ratios do not include the effect of dividends to preferred stockholders. Also, these ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Hedge Fund or Registered Investment Companies on the Portfolio of Investments).

(e)	Total return includes an increase from payment by affiliates classified as litigation income. Excluding such item, the total return would have been decreased by 0.60%.

The table below sets out information with respect to Taxable Auction Market Preferred Stock previously issued.(1)(2)

	Par Value (000)	Total Shares Outstanding (000)	Asset Coverage Per Share(3)	Involuntary Liquidating Preference Per Share(4)

11/30/15	N/A	N/A	N/A	N/A
11/30/14	N/A	N/A	N/A	N/A
11/30/13	N/A	N/A	N/A	N/A
11/30/12	$25,000	$1.00	$242,669	$25,000
11/30/11	25,000	1.00	213,059	25,000

(1)	See Note 6 in Notes to Financial Statements.
(2)	The Auction Market Preferred Stock (“AMPS”) issued by the Fund were fully redeemed at the liquidation preference, plus accumulated but unpaid dividends, on April 23, 2013.
(3)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the number of AMPS outstanding.
(4)	Excludes accumulated undeclared dividends.

  See Accompanying Notes to Consolidated Financial Statements.

18	www.boulderfunds.net

Notes to Consolidated
Boulder Growth & Income Fund, Inc.	Financial Statements

November 30, 2015

NOTE 1. FUND ORGANIZATION

Boulder Growth & Income Fund, Inc. (the “Fund” or “BIF”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”).

On March 20, 2015 (the “Reorganization Date”), Boulder Total Return Fund, Inc. (“BTF”), The Denali Fund Inc. (“DNY”) and First Opportunity Fund, Inc. (“FOFI” and, together with BTF and DNY, the “Acquired Funds”) reorganized into the Fund (the “Reorganization”), pursuant to a certain Agreement and Plan of Reorganization.

Details of the Reorganization are further described in Note 15 - Fund Reorganization.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Basis for Consolidation: The accompanying consolidated financial statements include the account of FOFI 1, Ltd. (the “Subsidiary”) a wholly-owned subsidiary of the Fund, organized under the laws of the Cayman Islands. In accordance with the Agreement and Plan of Reorganization, the ownership of the Subsidiary was transferred from FOFI to the Fund on the Reorganization Date. FOFI 1, Ltd. contains cash and accruals for expenses related to the Subsidiary. The net assets of FOFI 1, Ltd. as of November 30, 2015 represented 0.00% of the Fund’s consolidated total net assets as the Subsidiary distributed all of its assets to the Fund on November 2, 2015.

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Money market mutual funds are valued at their net asset value. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Fund’s Board of Directors (the “Board”) has delegated to the Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker

Annual Report | November 30, 2015	19

Notes to Consolidated
Boulder Growth & Income Fund, Inc.	Financial Statements

November 30, 2015

does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Valuation Committee, does not represent fair value (“Fair Value Securities”). The Valuation Committee uses a third-party pricing consultant to assist the committee in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The Valuation Committee and the valuation consultant, as appropriate, use valuation techniques that utilize both observable and unobservable inputs. In such circumstances, the Valuation Committee is responsible for (i) identifying Fair Value Securities, (ii) analyzing each Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers or Fund to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The Valuation Committee is responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

The Consolidated Portfolio of Investments includes investments valued at $25,412,639 (2.41% of total net assets), whose fair values have been estimated by management in the absence of readily determinable fair values. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent net asset value determined by the Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time; provided, however, that the Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances described below. If the Valuation Committee determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of the Fund’s portfolio securities, the responsible Valuation Committee may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Valuation Committee reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Valuation Committee may use outside pricing services to provide it with closing prices. The Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Valuation Committee cannot predict how often it will use

20	www.boulderfunds.net

Notes to Consolidated
Boulder Growth & Income Fund, Inc.	Financial Statements

November 30, 2015

closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Valuation Committee adjusts prices, the Valuation Committee will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1 —	Unadjusted quoted prices in active markets for identical investments
Level 2 —	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of November 30, 2015 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Domestic Common
Stock
Banks	$71,306,467	$1,463,400	$13,137,671	$85,907,538
Diversified Financial Services	83,591,440	–	2,717,750	86,309,190
Insurance	–	–	128,930	128,930
Other	793,908,837	–	–	793,908,837
Foreign Common Stock
National Stock Exchange	–	–	1,456,741	1,456,741
Other	86,857,769	–	–	86,857,769
Limited Partnerships	12,105,952	–	–	12,105,952
Hedge Fund**	N/A	N/A	N/A	7,439,518
Domestic Warrants	–	532,028	–	532,028
Short Term Investments	27,416,932	–	–	27,416,932

TOTAL	$1,075,187,397	$1,995,428	$17,441,092	$1,102,063,435

*	For detailed descriptions, see the accompanying Portfolio of Investments.

Annual Report | November 30, 2015	21

Notes to Consolidated
Boulder Growth & Income Fund, Inc.	Financial Statements

November 30, 2015

**

In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

There were no transfers into or out of Levels 1 and 2 during the year ended November 30, 2015.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Boulder Growth and Income	Domestic Common Stock	Foreign Common Stock	Total

Balance as of November 30, 2014 *	$–	$–	$–
Accrued discount/premium	–	–	–
Return of Capital	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	–	–	–
Purchases	–	–	–
Sales Proceeds	–	–	–
Transfer into Level 3* *	15,984,351	1,456,741	17,441,092
Transfer out of Level 3	–	–	–

Balance as of November 30, 2015	$15,984,351	$1,456,741	$17,441,092

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at November 30, 2015	$7,803,894	$(60,527)	$7,743,367

*

In accordance with ASU 2015-07 and Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy. ASU 2015-07 requires retrospective application for all periods presented and, as a result, the market value as of November 30, 2014 does not include any investments which are measured at fair value using the practical expedient as of November 30, 2015.

**	All of the value presented represents securities acquired as a result of the Reorganization. (See Note 15).

Net change in unrealized appreciation/depreciation on Level 3 securities is included on the Consolidated Statement of Assets and Liabilities under Net unrealized appreciation on investments and foreign currency translation.

22	www.boulderfunds.net

Notes to Consolidated
Boulder Growth & Income Fund, Inc.	Financial Statements

November 30, 2015

The table below provides additional information about the Level 3 Fair Value Measurements as of November 30, 2015 where the Fund used its own significant assumptions:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Industry Group	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range

Domestic Common Stocks:

	Banks	$13,121,823	Comparable Company Approach	Discount for Lack of Marketability	10%

				Price to Tangible Book Value Multiple	1.313x - 1.879x

		$15,848	Future Cash Distribution less a 20% discount	Discount for Lack of Marketability	20%

				Future Cash Distribution	$0.02

	Diversified Financial Services	$2,717,750	Comparable Company Approach	Discount for Lack of Marketability	10%

				Price to Tangible Book Value Multiple	1.620x

	Insurance	$128,930	Future Cash Distribution less a 20% discount	Discount for Lack of Marketability	20%

				Future Cash Distribution	$8.19

Foreign Common Stocks:

	National Stock Exchange	$1,456,741	Comparable Company Approach	Discount for Lack of Marketability	10%

				Price to Earnings Multiple	26.732x

Grand Total		$17,441,092

Annual Report | November 30, 2015	23

Notes to Consolidated
Boulder Growth & Income Fund, Inc.	Financial Statements

November 30, 2015

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases

Discount for Lack of Marketability	Decrease	Increase

Price to Tangible Book Value Multiple	Increase	Decrease

Price to Earnings Multiple	Increase	Decrease

Future Cash Distribution	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities, when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk under Note 7.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

24	www.boulderfunds.net

Notes to Consolidated
Boulder Growth & Income Fund, Inc.	Financial Statements

November 30, 2015

Dividends and Distributions to Stockholders: It is the Fund’s policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The stockholders of Auction Market Preferred Stock were previously entitled to receive cumulative cash dividends as declared by the Fund’s Board. Distributions to stockholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to stockholders at least annually. Any net realized long-term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund’s stockholders as a credit against their own tax liabilities.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

During the year ended November 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 3. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) served as co-investment advisers to the Fund until the Reorganization Date. Through the Reorganization Date, the Fund paid BIA and SIA a monthly fee (the “Advisory Fee”) at an annual rate of 1.25% of the value of the Fund’s average monthly total net assets plus the principal amount of leverage, if any (“Net Assets”). Effective December 1, 2011, BIA and SIA agreed to waive 0.10% of the Advisory Fee such that the Advisory Fee would be calculated at the annual rate of 1.15% of Net Assets. The fee waiver agreement had a one-year term and was renewable annually. BIA and SIA renewed the fee waiver for an additional one year term as of December 1, 2013. Effective December 1, 2014, BIA

Annual Report | November 30, 2015	25

Notes to Consolidated
Boulder Growth & Income Fund, Inc.	Financial Statements

November 30, 2015

and SIA agreed to reduce the advisory fee for the Fund to a flat rate of 1.00% (i.e. 1.25% contractual rate less a 0.25% waiver) through the effectiveness of the Reorganization.

After the Reorganization took place on March 20, 2015, Rocky Mountain Advisers, LLC (“RMA”) replaced BIA as co-investment adviser to the Fund (together with SIA, the “Advisers”). The Fund pays the Advisers an Advisory Fee at an annual rate of 1.00% of the value of the Fund’s Net Assets. The waiver agreement was terminated on the Reorganization Date.

For the year ended November 30, 2015, the Fund made net cash payments for advisory fees to SIA in the amount of $2,395,571, including $130,414 incurred by the Acquired Funds. For the period of December 1, 2014 to March 20, 2015 the Fund made net cash payments for advisory fees to BIA of $910,931, including $251,164 incurred by the Acquired Funds. For the period of March 21, 2015 to November 30, 2015 the Fund made net cash payment for advisory fees to RMA of $6,275,781, including $140,078 incurred by the Acquired Funds.

Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. The equity owner of SIA is the Stewart West Indies Trust. RMA is owned by the Susan L. Ciciora Trust (the “SLC Trust”), which is also a stockholder of the Fund. SIA, BIA and RMA are considered “affiliated persons”, as that term is defined in the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”). Prior to October 1, 2013, SIA and BIA received 75% and 25%, respectively, of the Advisory Fee. From October 1, 2013 through the Reorganization Date SIA and BIA received 25% and 75%, respectively, of the Advisory Fee. Effective March 21, 2015, RMA receives 75% of the fees earned by the Advisers and SIA receives 25% of the fees earned by the Advisers.

FAS serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. Notwithstanding, FAS has agreed to cap the Fund’s total administration costs at 0.30% (including administration, co-administration, transfer agent and custodian fees). As such, FAS has agreed to waive a portion of its fee based on Net Assets should the total monthly administration expenses exceed 0.30%. As the Fund’s total monthly administration costs did not exceed 0.30% during the year ended November 30, 2015, there was no fee waiver for that period. Prior to December 17, 2015, the equity owners of FAS were Evergreen Atlantic, LLC (“EALLC”) and the Lola Brown Trust No. 1B. As of December 17, 2015, with the dissolution of EALLC, the equity owners of FAS are the Lola Brown Trust No. 1B, the SLC Trust and the Stewart West Indies Trust.

As BIA, SIA, RMA and FAS are considered affiliates of the Fund, as that term is defined in the 1940 Act, agreements between the Fund and those entities are considered affiliated transactions.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Through the Reorganization Date, fees paid to ALPS were calculated based on combined Net Assets of the Fund, BTF, DNY, and FOFI (the “Fund Group”). After the Reorganization Date, fees paid to ALPS were calculated based on the Net Assets of the Fund. In addition, ALPS received a fee for administration services related to FOFI 1, Ltd.

26	www.boulderfunds.net

Notes to Consolidated
Boulder Growth & Income Fund, Inc.	Financial Statements

November 30, 2015

No persons (other than the Independent Directors) currently receive compensation from the Fund for acting as a director or officer; however, officers of the Fund may also be officers or employees of the Advisers or FAS and may receive compensation in such capacities. Before the Reorganization, the Fund paid each member of the Board (a “Director”) who was not a director, officer, employee, or affiliate of BIA, SIA, FAS, or any of their affiliates a fee of $8,000 per annum, plus $3,000 for each in-person meeting, $500 for each audit committee meeting, $500 for each nominating committee meeting, and $500 for each telephonic meeting of the Board. The lead independent director of the Board received an additional $1,000 for attending each regular quarterly meeting of the Board. The chairman of the audit committee received an additional $1,000 for attending each regular meeting of the audit committee. After the Reorganization, the Fund pays each Director who is not a director, officer, employee, or affiliate of the Advisers, FAS, or any of their affiliates a fee of $40,000 per annum, plus $5,000 for each in-person meeting, $3,000 for each audit committee meeting, $1,000 for each nominating committee meeting and $1,000 for each telephonic meeting of the Board. The lead independent director of the Board receives an additional $3,125 for attending each regular quarterly meeting of the Board. The chairman of the audit committee receives an additional $3,000 for attending each regular meeting of the audit committee. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian. Computershare Shareowner Services (“Computershare”) serves as the Fund’s common stock servicing agent, dividend-paying agent and registrar. As compensation for BNY Mellon’s and Computershare’s services, the Fund pays each a monthly fee plus certain out-of-pocket expenses.

NOTE 4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities during the year ended November 30, 2015 were $123,680,041 and $103,746,607 respectively.

NOTE 5. CAPITAL

At November 30, 2015, 249,990,000 of $0.01 par value common stock (the “Common Stock”) were authorized, of which 106,096,817 were outstanding.

Transactions in Common Stock were as follows:

	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014
Common Stock outstanding - beginning of period	25,495,585	25,495,585
Shares issued in the Reorganization (Note 15)	80,601,232	–

Common Stock outstanding - end of period	106,096,817	25,495,585

Annual Report | November 30, 2015	27

Notes to Consolidated
Boulder Growth & Income Fund, Inc.	Financial Statements

November 30, 2015

NOTE 6. TAXABLE AUCTION MARKET PREFERRED STOCK

The Fund’s Articles of Incorporation authorize the issuance of up to 1,000 shares of $0.01 par value Auction Market Preferred Stock. On October 17, 2005, the Fund issued 1,000 AMPS. AMPS are senior to Common Stock and result in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on the AMPS are cumulative. The Fund’s AMPS had a liquidation preference of $25,000 per share plus any accumulated unpaid dividends, whether or not earned or declared by the Fund and had no mandatory retirement date.

On April 23, 2013 all outstanding AMPS issued by the Fund were redeemed at the liquidation preference plus accumulated but unpaid dividends.

The Fund obtained alternative financing to provide new funding in order to redeem the AMPS and provide leverage to the Fund going forward. See Note 14 - Line of Credit and Securities Lending, for further information on the borrowing facility used by the Fund during the year ended, and as of, November 30, 2015.

NOTE 7. PORTFOLIO INVESTMENTS AND CONCENTRATION

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds and REITs. The portion of the Fund’s assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term “fixed income securities” includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified” with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

As of November 30, 2015, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. In addition to market appreciation of the issuer since the time of purchase, the Fund acquired additional interest in Berkshire Hathaway, Inc. due to the Reorganization. After the Reorganization was completed, shares held of the issuer were liquidated to bring the concentration to 25%. Concentration of the Berkshire Hathaway, Inc. position was a direct result of market appreciation since the time each of the funds in the Fund Group purchased the security.

28	www.boulderfunds.net

Notes to Consolidated
Boulder Growth & Income Fund, Inc.	Financial Statements

November 30, 2015

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Changes in Investment Policies: On November 14, 2014, stockholders of the Fund approved a proposal to eliminate the Fund’s fundamental investment policy that limits the Fund’s ability to invest more than 4% of its total assets in any single issuer which became effective immediately.

NOTE 8. SIGNIFICANT STOCKHOLDERS

On November 30, 2015, trusts and other entities and individuals affiliated with Stewart R. Horejsi and the Horejsi family owned 45,444,844 shares of Common Stock of the Fund, representing approximately 42.83% of the total Common Stock outstanding. Stewart R. Horejsi is the Chief Investment Officer of RMA and SIA and is a portfolio manager of the Fund. Entities affiliated with Mr. Horejsi and the Horejsi family also own SIA, RMA and FAS.

NOTE 9. SHARE REPURCHASES AND REDEMPTIONS

In accordance with Section 23(c) of the 1940 Act and the rules promulgated thereunder, the Fund may from time to time effect repurchases and/or redemptions of its Common Stock.

For the years ended November 30, 2015 and November 30, 2014 the Fund did not repurchase any of its Common Stock.

NOTE 10. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

As determined on November 30, 2015, permanent differences resulting primarily from different book and tax accounting for the tax-free merger, partnership investments, and certain other investments were reclassified at fiscal year-end. These reclassifications had no effect on net increase in net assets resulting from operations, net assets applicable to common stockholders or net asset value per common share outstanding. Permanent book and tax basis differences of $7,091,722, $(53,512,144) and $46,420,422 were reclassified at November 30, 2015 among accumulated net investment income, accumulated net realized gains/losses on investments and paid-in capital, respectively, for the Fund.

Annual Report | November 30, 2015	29

Notes to Consolidated
Boulder Growth & Income Fund, Inc.	Financial Statements

November 30, 2015

The character of distributions paid on a tax basis during the year ending November 30, 2015 is as follows:

Distributions paid from:
Ordinary Income	$3,501,195
Long-term Capital Gain	7,500,036

$11,001,231

The character of distributions paid on a tax basis during the year ending November 30, 2014 is as follows:

Distributions paid from:
Ordinary Income	$452,485
Long-term Capital Gain	10,689,085

$11,141,570

The Fund acquired unused pre-enactment capital loss carryovers from FOFI of $9,191,039 expiring March 31, 2017 and $35,618,163 expiring March 31, 2018. The Fund also acquired unused post-enactment capital loss carryovers from FOFI of $6,967,304.

As of November 30, 2015, the Fund has unused pre-enactment capital loss carryovers available for tax purposes expiring in 2016 and 2017, totaling $7,052,057 and $35,618,163, respectively. Capital loss carryovers used during the period were $9,106,286.

On November 30, 2015, based on cost of $685,774,896 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $471,601,412, aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $55,312,873 resulting in net unrealized appreciation of $416,288,539.

As of November 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$8,282,263
Accumulated Long-term Capital Gain	9,683,691
Unrealized Appreciation	416,288,539
Cumulative Effect of Other Timing Differences	(45,796,889)

Total	$388,457,604

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

30	www.boulderfunds.net

Notes to Consolidated
Boulder Growth & Income Fund, Inc.	Financial Statements

November 30, 2015

NOTE 11. TRANSACTIONS WITH AFFILIATED COMPANIES

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

Name of Affiliate	Perpetual Federal Savings Bank	Redwood Financial, Inc.	Total

Beginning Share Balance as of November 30, 2014	–	–	–
Transfer due to Reorganization*	165,930	40,650	206,580
Purchases	–	–	–
Sales	27,771	–	27,771
Ending Share balance as of November 30, 2015	138,159	40,650	178,809
Dividend Income	$ 59,821	–	$ 59,821
Realized Gains	$ 453,021	–	$ 453,021

Value as of November 30, 2015	$ 2,846,075	$ 1,463,400	$ 4,309,475

*	Acquired shares as a result of the Reorganization (Note 15).

NOTE 12. RESTRICTED SECURITIES

As of November 30, 2015, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Annual Report | November 30, 2015	31

Notes to Consolidated
Boulder Growth & Income Fund, Inc.	Financial Statements

November 30, 2015

Restricted securities as of November 30, 2015 were as follows:

Issuer Description	Acquisition Date	Cost	Value November 30, 2015	Value as Percentage of Net Assets Available to Common Stock November 30, 2015

Community Bank	2/12/08	$912,100	$9,891,600	0.94%
First American International	11/29/05	169,282	105,402	0.01%
Forethought Financial Group, Inc., Escrow – Class A	11/13/09-9/30/10	0	128,930	0.01%
Ithan Creek Partners L.P.	6/2/08	2,565,656	7,439,518	0.71%
MidCountry Financial Corp.	10/22/04	4,654,500	3,230,223	0.30%
National Bancshares, Inc., Escrow	6/6/06	113,857	15,848	0.00%*
NSE India, Ltd.	4/30/10	1,517,269	1,456,741	0.14%
South Street Securities Holdings, Inc.	12/8/03	2,500,000	2,717,750	0.26%

		$12,432,664	$24,986,012	2.37%

*	Less than 0.005% of Total Net Assets Available to Common Stockholders.

NOTE 13. INVESTMENT IN A HEDGE FUND

As of November 30, 2015, the Fund holds a residual interest in a Hedge Fund. As of June 30, 2014, the Fund had notified the managing general partner of the Hedge Fund that it was withdrawing its interest in the Hedge Fund. A portion of the interest was withdrawn at that time. However, certain illiquid securities designated at the discretion of the managing general partner of the Hedge Fund had been segregated in “side pockets”, and were not immediately available for distribution. Such illiquid securities are referred to as “Designated Investments”. As a result, the Fund continues to maintain a residual, non-participating interest in the Hedge Fund, associated with the Designated Investments held in side pockets. Due to the Reorganization, the Fund acquired additional residual, non-participating interest in the Hedge Fund from DNY. The Fund will maintain such interest until all the Designated Investments within the side pockets have been liquidated and distributed, which will likely occur incrementally and over a period of years. Because of the illiquidity of the Designated Investments, the limitation on withdrawal rights and because limited partnership interests are not tradable, the investment in the Hedge Fund is an illiquid investment and involves a high degree of risk. A management fee at an annual rate of 1% of net assets and an incentive fee of 20% of net profits is included in the partnership agreement. The value assigned to the Hedge Fund is based on available information and may not necessarily represent the amount which might ultimately be realized. Due to the inherent uncertainty of valuation, the estimated fair value may differ from the value that would have been realized had the Hedge Fund been liquidated and this difference could be material.

32	www.boulderfunds.net

Notes to Consolidated
Boulder Growth & Income Fund, Inc.	Financial Statements

November 30, 2015

NOTE 14. LINE OF CREDIT AND SECURITIES LENDING

On March 19, 2013 the Fund entered into a financing package that includes a Committed Facility Agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $50,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. On March 20, 2015, pursuant to the Reorganization, BIF amended the Credit Agreement with BNP Paribas to borrow up to a limit of $172,000,000. The Credit Agreement was amended again on August 1, 2015, reducing the maximum borrowing amount to $55,000,000. Borrowings under the Credit Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “Pledged Collateral”). Under the terms of the Credit Agreement, BNP was permitted in its discretion, with 270 calendar days advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing was charged at the one month LIBOR (London Inter-bank Offered Rate) plus 0.80% on the amount borrowed, until the August 1, 2015 amendment when it was changed to one month LIBOR plus 0.85%. Under the terms of the August 1, 2015 amendment to the Credit Agreement, the Fund must pay a commitment fee of 0.60% on the excess unused financing which exceeds 90% of the maximum borrowing amount.

For the year ended November 30, 2015, the average amount borrowed under the Credit Agreement and the average interest rate for the amount borrowed were $53,556,784 and 1.00%, respectively. Due to the short term nature of the Credit Agreement, face value approximates fair value at November 30, 2015. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). As of November 30, 2015, the amount of such outstanding borrowings was $50,000,000. The interest rate applicable to the borrowings on November 30, 2015 was 1.09%. As of November 30, 2015, the amount of Pledged Collateral was $370,808,225. Securities pledged as collateral are notated on the Consolidated Portfolio of Investments.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the Pledged Collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Credit Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Credit Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the Pledged Collateral as ineligible to be a Lent Security, provided there are eligible securities within the Pledged Collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Securities lending income on the Consolidated Statement of Operations.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Credit Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with

Annual Report | November 30, 2015	33

Notes to Consolidated
Boulder Growth & Income Fund, Inc.	Financial Statements

November 30, 2015

the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of November 30, 2015, the value of securities on loan was $29,187,357. As the Fund has the ability to offset the fair value of any Lent Securities not returned from BNP against an equal amount of Current Borrowings outstanding, the Fund had no net exposure from the Lending Agreement as of November 30, 2015.

The Board has approved the Credit Agreement and the Lending Agreement. No violations of the Credit Agreement or the Lending Agreement occurred during the year ended November 30, 2015.

NOTE 15. FUND REORGANIZATION

The Reorganization was approved by the Boards of Directors of the Fund and the Acquired Funds on November 4, 2013 and by the stockholders of the Fund and the Acquired Funds on November 14, 2014. The Reorganization combined four Funds that had similar investment objectives, policies and risk profiles to achieve certain economies of scale, enhanced liquidity and other operational efficiencies for the Funds and their stockholders. In addition, the Funds had overlaps in advisory personnel and portfolio management. Pursuant to that certain Agreement and Plan of Reorganization, dated as of March 5, 2015, the Fund acquired all of the assets and liabilities of the Acquired Funds in exchange for common shares of the Fund. Stockholders of the Acquired Funds became stockholders of the Fund. Fractional shares were paid in cash. The Reorganization qualified as a U.S. tax-free reorganization under the Internal Revenue Code for U.S. federal income tax purposes.

34	www.boulderfunds.net

Notes to Consolidated
Boulder Growth & Income Fund, Inc.	Financial Statements

November 30, 2015

The Reorganization occurred based on the relative net asset values (“NAV”) of the Fund and the Acquired Funds as of the close of regular trading on the NYSE on the Reorganization Date. At such time the Fund and the Acquired Funds reported the below financial information:

	BIF	BTF	DNY	FOFI

Net Assets	$273,608,353	$413,286,770	$108,819,429	$342,875,845
Common Shares Outstanding	25,495,585	12,338,660	4,157,117	28,739,389
NAV	$10.73	$33.50	$26.18	$11.93

Cost of Investments		$191,984,519	$76,267,720	$237,045,531
Fair Value of Investments		$482,746,481	$133,014,167	$285,388,113

Net Unrealized Appreciation		$290,761,962	$56,746,447	$48,342,582

As such, the ratio of the Fund shares received for each share of the respective Acquired Fund and the number of shares issued of the Fund are shown below:

	BTF	DNY	FOFI	TOTAL

Exchange Ratio	3.121182	2.439214	1.111719
Number of BIF shares issued	38,511,187	10,140,097	31,949,948	80,601,232

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to stockholders for tax purposes. The Fund acquired unused pre-enactment capital loss carryovers from FOFI of $9,191,039 expiring March 31, 2017 and $35,618,163 expiring March 31, 2018. The Fund also acquired unused post-enactment capital loss carryovers from FOFI of $6,967,304.

Assuming the acquisition had been completed on December 1, 2014, the beginning of the reporting period of the Fund, the Fund’s pro-forma results of operations for the year ended November 30, 2015 are as follows:

Net Investment Income/(Loss)	$5,677,571
Net Realized and Unrealized Gain/(Losses)	$(96,263,269)

Change in Net Assets Resulting from Operations	$(90,585,698)

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed. As such, it is not practicable to separate the amounts of revenue and earnings of BTF, DNY and FOFI that have been included in the Fund’s Consolidated Statement of Operations since the Reorganization Date, as presented in the Fund’s Annual Report dated November 30, 2015.

In connection with the Reorganization, the Fund and the Acquired Funds incurred certain associated costs and expenses of $837,600.

Annual Report | November 30, 2015	35

Notes to Consolidated
Boulder Growth & Income Fund, Inc.	Financial Statements

November 30, 2015

NOTE 16. SUBSEQUENT EVENTS

Stockholder Distributions: On December 31, 2015 the Fund paid a distribution of $0.1225 per share to stockholders of record as of December 24, 2015. The distribution was inclusive of the $0.033 per share monthly managed distribution payment. On January 12, 2016, the Fund declared the regularly scheduled monthly distribution of $0.033 to stockholders of record as of January 22, 2016.

17. RECENT ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities that Calculate Net Asset Value Per Share (or its Equivalent).” This is an update to Accounting Standards Codification Topic 820, Fair Value Measurement. ASU 2015-07 removes the requirement to categorize within the fair value hierarchy investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient.

ASU 2015-07 is effective for annual reporting periods beginning on or after December 15, 2015, and interim periods within those annual periods, with retrospective application for all periods presented. Management has elected to early adopt ASU 2015-07, and the disclosures in Note 2 are presented accordingly.

36	www.boulderfunds.net

Report of Independent Registered
Boulder Growth & Income Fund, Inc.	Public Accounting Firm

To the Stockholders and Board of Directors of Boulder Growth & Income Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities of Boulder Growth & Income Fund, Inc. (the “Fund”), including the consolidated portfolio of investments, as of November 30, 2015, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and hedge fund manager. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boulder Growth & Income Fund, Inc. as of November 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 29, 2016

Annual Report | November 30, 2015	37

Boulder Growth & Income Fund, Inc.	Additional Information

November 30, 2015 (Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) on the Fund’s website at www.boulderfunds.net; (ii) on the SEC’s website at www.sec.gov; or (iii) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

The policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities held by the Fund are available, without charge, (i) on the Fund’s website located at www.boulderfunds.net, (ii) on the SEC’s website at www.sec.gov, or (iii) by calling toll-free (877) 561-7914. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to its principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at www.boulderfunds.net.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

38	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Additional Information

November 30, 2015 (Unaudited)

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards Regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

NOTICE TO STOCKHOLDERS

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2014:

Qualified Dividend Income: 100.00%

Dividend Received Deduction: 100.00%

In early 2015, if applicable, stockholders of record received this information for the distributions paid to them by the Funds during the calendar year 2014 via Form 1099. The Funds will notify stockholders in early 2016 of amounts paid to them by the Funds, if any, during the calendar year 2015.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $7,500,036 as long-term capital gain dividends.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Annual Report | November 30, 2015	39

Boulder Growth & Income Fund, Inc.	Additional Information

November 30, 2015 (Unaudited)

Total Cumulative Distributions for the year ended November 30, 2015				% Breakdown of the Total Cumulative Distributions for the year ended November 30, 2015

Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

$0.0330	$0.2942	$0.00	$0.3272	10.09%	89.91%	0.00%	100.00%

40	www.boulderfunds.net

Summary of Dividend
Boulder Growth & Income Fund, Inc.	Reinvestment Plan

November 30, 2015 (Unaudited)

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

Computershare Shareowner Services (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period then the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Annual Report | November 30, 2015	41

Summary of Dividend
Boulder Growth & Income Fund, Inc.	Reinvestment Plan

November 30, 2015 (Unaudited)

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, Computershare, P.O. Box 30170, College Station, TX, 77842-3170. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

42	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Directors & Officers

November 30, 2015 (Unaudited)

Certain information regarding the Directors of the Fund is set forth below. The Fund’s SAI includes additional information about the Directors of the Fund and is available, without charge, upon request, by calling toll free (877) 561-7914.

INDEPENDENT DIRECTORS(1)

Name, Age and Address(2)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorships Held by Director

Dr. Dean L. Jacobson Age: 76	Class I Director	Term expires 2016; Director since 2006.	Founder and President (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University.	N/A	None.

Richard I. Barr Age: 78	Lead Independent Director and Class III Director	Term expires 2018; Director since 2002 (Lead Independent Director since 2013).	Retired (since 2001); various executive positions (1963-2001), Advantage Sales and Marketing, Inc. (food brokerage) and CBS Marketing (1963-1996).	N/A	None.

Steven K. Norgaard Age: 50	Class III Director	Term expires 2018; Director since 2011.	Attorney (since 1994), Steven K. Norgaard, P.C. (law firm); Director (since 2007), ATG Trust Company (independent trust company).	N/A	The Frontier Funds (since 2013).

Annual Report | November 30, 2015	43

Boulder Growth & Income Fund, Inc.	Directors & Officers

November 30, 2015 (Unaudited)

INTERESTED DIRECTORS(1)

Name, Age and Address(2)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorships Held by Director

Joel W. Looney(4) Age: 53	Chairman and Class II Director	Term expires 2017; Director since 2002; Chairman since 2003.	Assistant Investment Officer (since October 2013), RMA (investment adviser); Assistant Investment Officer (2013-2015), BIA (investment adviser); Partner (1999-2013), Financial Management Group, LLC (investment adviser); Registered Representative (2007-2013), VSR Financial Services, Inc. (investment adviser).	N/A	None.

44	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Directors & Officers

November 30, 2015 (Unaudited)

INTERESTED DIRECTORS (continued)(1)

Name, Age and Address(2)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorships Held by Director

Stephen C. Miller(5) Age: 63	Class I Director and President	Term expires 2016; Director since 2014 and President since 2002.	President and General Counsel, RMA (since 2008); Manager, FAS (since 1999); Vice President, SIA (since 1999); Chief Compliance Officer, SIA and RMA (since 2012); President and General Counsel, BIA (1999-2015) and Chief Compliance Officer, BIA (2012-2015).	N/A	None.

(1)

Directors who are not “interested persons” of the Fund (as that term is defined in the 1940 Act) are referred to as “Independent Directors”. Directors who are “interested persons” of the Fund under the 1940 Act are referred to as “Interested Directors.”

(2)	Unless otherwise specified, the Directors’ respective addresses are c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
(3)

On March 20, 2015, Boulder Total Return Fund, Inc. (“BTF”), The Denali Fund Inc. (“DNY”) and First Opportunity Fund, Inc. (“FOFI”) reorganized into the Fund (the “Reorganization”). As a result of the Reorganization, BTF, DNY and FOFI ceased business operations as investment companies and were formally deregistered as investment companies with the Securities and Exchange Commission (“SEC”) on June 24, 2015. Consequently, the Fund is no longer part of a “Fund Complex.”

(4)	Mr. Looney is considered an “interested person” by virtue of him being an employee of FAS and Assistant Investment Officer of RMA.
(5)

Mr. Miller is considered an “interested person” by virtue of him being an employee and manager of FAS, President and General Counsel of RMA, Vice President of SIA, and Chief Compliance Officer of RMA and SIA.

Annual Report | November 30, 2015	45

Boulder Growth & Income Fund, Inc.	Directors & Officers

November 30, 2015 (Unaudited)

OFFICERS

The names of the executive officers of the Fund are listed in the table below. Each officer, except for Mr. Theodore Uhl, was elected to office by the Board at a meeting held on February 5, 2015. Mr. Uhl was elected to office by the Board on July 27, 2015, to serve as Chief Compliance Officer of the Fund as a result of Mr. Lucas Foss’ resignation from such position on July 15, 2015. Officers are elected annually and will hold such office until a successor has been elected by the Board.

Name, Age and Address(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years(2)

Stephen C. Miller Age: 63	President	Appointed annually; served since 2002.	President of the Fund; President and General Counsel of RMA (since 2008); Manager of FAS (since 1999); Vice President SIA (since 1999); Chief Compliance Officer for SIA and RMA (since 2012); President and General Counsel of BIA (1999-2015) and Chief Compliance Officer of BIA (2012-2015).

Nicole L. Murphey Age: 38	Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, and Assistant Secretary	Appointed annually; served as Chief Financial Officer, Chief Accounting Officer and Treasurer since 2011; served as Vice President since 2008; served as Assistant Secretary since 2000.	Vice President and Treasurer (since 2011), RMA; Assistant Manager (since 2011), FAS; Vice President and Treasurer (2011-2015), BIA; Chief Financial Officer, Chief Accounting Officer, Treasurer (2011-2015), Vice President (2008- 2015) and Assistant Secretary (2002-2015), Boulder Total Return Fund, Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (2011-2015), Vice President (2008-2015) and Assistant Secretary (2007-2015), The Denali Fund Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (2011-2015), Vice President (2008-2015) and Assistant Secretary (2003-2015) First Opportunity Fund, Inc.

46	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Directors & Officers

November 30, 2015 (Unaudited)

OFFICERS (continued)

Name, Age and Address(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years(2)

Theodore Uhl Age: 40	Chief Compliance Officer	Appointed Annually; served since July 27, 2015.	Vice President and Deputy Chief Compliance Officer, ALPS Fund Services, Inc. (“ALPS”) (since 2010); Chief Compliance Officer, Clough Global Funds (since 2010), Financial Investors Trust (since 2010), Transparent Value Trust (since 2011), Clough Funds Trust (since 2015), Reality Shares Trust (since 2015), and the Centre Funds (since 2011); Internal Audit Manager/Senior Risk Manager, ALPS (2006-2010); Sr. Analyst at Enenbach & Associates (registered investment adviser) (2004 to 2006); Senior Financial Analyst, Sprint Corporation (2000-2004); Staff auditor, RSM McGladrey (1998-2000).

Stephanie J. Kelley Age: 60	Secretary	Appointed annually; served since 2002.	Secretary (2000-2015) and Assistant Compliance Officer (2000-2011), Boulder Total Return Fund, Inc., Secretary (2007-2015) and Assistant Compliance Officer (2007-2011), The Denali Fund Inc.; Secretary (2003-2015) and Assistant Compliance Officer (2003-2011), First Opportunity Fund, Inc.; Assistant Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family.

Brandon A. Krinhop Age: 30	Assistant Treasurer	Appointed annually; served since May 2014.	Assistant Treasurer (2014-2015), Boulder Total Return Fund, Inc.; Assistant Treasurer (2014- 2015), The Denali Fund Inc.; Assistant Treasurer (2014-2015), First Opportunity Fund, Inc.; Senior Fund Operations Analyst (since 2008), FAS and RMA.

(1)	Unless otherwise specified, the Officers’ respective addresses are c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
(2)

On March 20, 2015, Boulder Total Return Fund, Inc. (“BTF”), The Denali Fund Inc. (“DNY”) and First Opportunity Fund, Inc. (“FOFI”) reorganized into the Fund (the “Reorganization”). As a result of the Reorganization, BTF, DNY and FOFI ceased business operations as investment companies and were formally deregistered as investment companies with the Securities and Exchange Commission (“SEC”) on June 24, 2015.

The Fund’s president has certified to the New York Stock Exchange that, as of November 30, 2015, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Securities and Exchange Commission on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by rule 30a-2(3) under the Investment Company Act.

Annual Report | November 30, 2015	47

DIRECTORS

Richard I. Barr
Dr. Dean L. Jacobson
Joel W. Looney
Stephen C. Miller
Steven K. Norgaard

CO-INVESTMENT ADVISERS

Stewart Investment Advisers
Rocky Mountain Advisers, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

CO-ADMINISTRATOR

CO-ADMINISTRATOR

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

CUSTODIAN

Bank of New York Mellon
One Wall Street
New York, NY 10286

STOCK TRANSFER AGENT

Computershare
480 Washington Blvd.
Jersey City, NJ 07310

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
555 17th Street, Suite 3600
Denver, CO 80202

LEGAL COUNSEL

Paul Hastings, LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.boulderfunds.net

BOULDER GROWTH & INCOME FUND, INC.
c/o Computershare
480 Washington Blvd.
Jersey City, NJ 07310

BOULDER

GROWTH & INCOME FUND, INC.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Boulder Growth & Income Fund, Inc. (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the period covered by this report, there were no material changes made to provisions of the code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 12(a).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Directors has determined that Steven K. Norgaard is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined in paragraph (a)(2) of Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $30,500 and $125,000 for the fiscal years ended November 30, 2014 and November 30, 2015, respectively.

(b)	Audit-Related Fees – There were no fees billed for the fiscal year ended November 30, 2014 and $5,000 for the fiscal year ended November 30, 2015 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item. The nature of the services provided involved agreed upon procedures related to the Preferred Shares in the Denali Fund Inc. which were incurred prior to the Reorganization on March 20, 2015.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s tax returns, excise tax returns, December dividend calculations and Maryland Property Tax returns were $8,200 and $12,000 for the fiscal years ended November 30, 2014 and November 30, 2015, respectively.

(d)	All Other Fees – The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item were $6,444 and $3,000 for the fiscal years ended November 30, 2014 and November 30, 2015, respectively. The nature of the services provided was related to the Reorganization.

(e)	(1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services. Under the audit committee’s charter, pre-approval of permitted non-audit services by the Registrant’s accountant is not required if: (1) the aggregate amount of all permitted non-audit services is not more than 5% of the total revenues paid by the Registrant to the accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the audit committee and approved by the audit committee or a designated audit committee member prior to the completion of the audit of the Registrant’s annual financial statements.

(2)  There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended November 30, 2015 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	Not applicable.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has an audit committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s audit committee are Dr. Dean L. Jacobson, Richard I. Barr, and Steven K. Norgaard.

Item 6. Investments.

(a) The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated, subject to the supervision of the Board of Directors, the voting of proxies relating to its voting securities to the Advisers. The Registrant’s Proxy Voting Procedures of the Advisers are included below.

PROXY VOTING PROCEDURES

BACKGROUND AND DISCUSSION

Effective April 14, 2003 the SEC adopted rule and form amendments that:

●

Require a management investment company registered under the Investment Company Act of 1940 (“fund”) to disclose in its registration statement (and, in the case of a closed-end fund, Form N-CSR) the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities; and

●

Require a fund to file with the SEC and to make available to its shareholders, either on its website or upon request, its record of how it voted proxies relating to portfolio securities. A fund will be required to disclose in its annual and semi-annual reports to shareholders and in its registration statement the methods by which shareholders may obtain information about proxy voting.

Proxy voting policies and procedures are also required by Rule 206(4)-6 of the Investment Advisers Act of 1940:

●

For investment advisers registered or required to be registered under section 203 of the Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act, to exercise voting authority with respect to client securities, unless the adviser:

o	Adopts and implements written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interest of clients
o	Disclosure to clients how they may obtain information about how the adviser voted
o	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy

POLICY AND PROCEDURE

The Board of Directors of Boulder Growth & Income Fund, Inc. (the “Fund”) has adopted the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Fund (the “Voting Policies”).

1.          Policy.    It is the policy of the Board of Directors of the Fund (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund’s investment advisers (the “Advisers”) as a part of the Advisers’ general management of the Fund, subject to the Board’s continuing oversight.1 The voting of proxies is an integral part of the investment management services that the Advisers provide pursuant to the advisory contract with the Fund.

2.          Fiduciary Duty.  The right to vote a proxy with respect to portfolio securities held by the Fund is a significant asset of the Fund. The Advisers, to which authority to vote on behalf of the Fund is delegated, exercise this voting responsibility as a fiduciary, and vote proxies in a manner consistent with the best interest of the Fund and its stockholders, and with the goal of maximizing the value of the Fund and the stockholders’ investments.

3.          Procedures.    The following are the procedures adopted by the Board for the administration of this policy:

      a.    Review of Adviser Proxy Voting Procedures.    The Advisers, with advice and counsel from the Board, shall present to the Board their policies, procedures and other guidelines for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes. Subject to the foregoing, the Advisers may elect to adopt the voting guidelines of a reputable third-party proxy voting research provider as approved by the Board. In accordance with the foregoing, the Advisers have adopted the Voting Guidelines which are attached hereto as Exhibit A.

      b.    Voting Record Reporting. No less than annually, the Advisers shall report to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the respective year. With respect to those proxies the Advisers have identified as involving a conflict of interest2, the Advisers shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4.          Revocation.    The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time. This disclosure shall be included in any registration statement filed on behalf of the Fund after July 1, 2003.

5.        Annual Filing.    The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. The Fund must file the complete proxy voting record on an annual basis on this form. Form N-PX must contain complete proxy voting records for the 12-month period stated above, and must be signed on behalf of the Fund by the principal executive officers.

1 This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

2 As it is used in this document, the term “conflict of interest” refers to a situation in which the Advisers or affiliated persons of the Advisers have a financial interest in a matter presented by a proxy other than the obligation they incur as investment advisers to the Fund which compromises or may appear to compromise the Advisers’ independence of judgment and action with respect to the voting of the proxy.

6.          Disclosures.

      a. The Fund shall include in any future registration statement:

 i.      A description of the Voting Policies and the Voting Guidelines3; and

ii.      A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.4

b.    The Fund shall include in its Annual and Semi-Annual Reports to stockholders:

 i.      A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; and on the SEC website.5

ii.      A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.6

7.          Recordkeeping Requirements. SEC Investment Adviser Act Rule 204-2, as amended, requires advisers to retain:

1.	Proxy voting policies and procedures

2.	Proxy statements received regarding client securities

3.	Records of votes cast on behalf of clients

4.	Records of written client requests

5.	Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

8.          Review of Policy. At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

9.          Use of Third Party Proxy Voting Services. The Advisers may elect to use a proxy voting service to receive, vote and maintain required records with respect to proxies relating to the Fund’s portfolio securities so long as the Voting Policies and Voting Guidelines continue to be followed as contemplated hereunder.

3 This disclosure is included in all registration statements filed on behalf of the Fund after July 1, 2003.

4 This disclosure is included in all registration statements filed on behalf of the Fund after August 31, 2004.

5 This disclosure is included in all reports filed on behalf of the Fund after July 1, 2003.

6 This disclosure is included in all reports filed on behalf of the Fund after August 31, 2004.

Dated: October 26, 2007

Revised: July 30, 2010, November 8, 2010, July 27, 2012, August 5, 2013, May 4, 2015

Revised: October 30, 2015 to provide additional background material and address third-party proxy voting service voting guidelines

EXHIBIT A – VOTING GUIDLINES

Below is a copy of the ISS Concise Voting Guidelines. For a complete summary of the guideliness, please see the following link:

http://www.issgovernance.com/file/policy/2016-us-summary-voting-guidelines-dec-2015.pdf

United States

Concise Proxy Voting Guidelines

2016 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2016

Published January 22, 2016

www.issgovernance.com

© 2016 ISS | Institutional Shareholder Services

2016 U.S. Concise Proxy Voting Guidelines

The policies contained herein are a sampling of selected key U.S. proxy voting guidelines and are not intended to be exhaustive. A full summary of ISS’ 2016 proxy voting guidelines can be found at: http://www.issgovernance.com/policy-gateway/2016-policy-information/

BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

General Recommendation: Generally vote for director nominees, except under the following circumstances:

1.   Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case- by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
›	A classified board structure;
›	A supermajority vote requirement;
›	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
›	The inability of shareholders to call special meetings;
›	The inability of shareholders to act by written consent;
›	A dual-class capital structure; and/or
›	A non–shareholder-approved poison pill.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	2 of 16

2016 U.S. Concise Proxy Voting Guidelines

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
›	The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;
›	The issuer’s rationale;
›	The issuer’s governance structure and practices; and
›	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

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Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
›	The company’s response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company’s ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

1.17.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:
›	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
›	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
›	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
›	The company’s ownership structure;
›	The company’s existing governance provisions;
›	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and,
›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case- by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

›	Classified the board;
›	Adopted supermajority vote requirements to amend the bylaws or charter; or
›	Eliminated shareholders’ ability to amend bylaws.

1.18.	For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, considering the following factors:
›	The level of impairment of shareholders’ rights caused by the provision;

›	The disclosed rationale for adopting the provision;
›	The ability to change the governance structure in the future (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

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›	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,
›	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.

Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote case-by-case on director nominees in subsequent years.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.19.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;
1.20.	Failure to replace management as appropriate; or
1.21.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.   Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›	Rationale provided in the proxy statement for the level of implementation;
›	The subject matter of the proposal;
›	The level of support for and opposition to the resolution in past meetings;
›	Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
›	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or
2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
›	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
›	The company’s ownership structure and vote results;

3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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›	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and
›	The previous year’s support level on the company’s say-on-pay proposal.

3.    Composition

Attendance at Board and Committee Meetings:

3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by- case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
›	Medical issues/illness;
›	Family emergencies; and
›	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; with respect to annual meetings on or after Feb. 1, 2017[5], sit on more than five public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards[6].

4.    Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

5 This policy change includes a 1-year transition period to allow time for affected directors to address necessary changes if they wish.

6 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

›       The scope of the proposal;

›       The company’s current board leadership structure;

›       The company’s governance structure and practices;

›       Company performance; and

›       Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company’s board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company’s governance structure will weigh in favor of support for the proposal.

The review of the company’s governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS’ performance assessment will generally consider one-, three, and five-year TSR compared to the company’s peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long-term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

›	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
›	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
›	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
›	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

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Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

›	Long-term financial performance of the company relative to its industry;
›	Management’s track record;
›	Background to the contested election;
›	Nominee qualifications and any compensatory arrangements;
›	Strategic plan of dissident slate and quality of the critique against management;
›	Likelihood that the proposed goals and objectives can be achieved (both slates); and
›	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

CAPITAL/RESTRUCTURING

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
›	The company’s use of authorized shares during the last three years

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes of the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
›	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.

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B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
›	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
›	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
›	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
›	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
›	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

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2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on- Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

›	There is a significant misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices;
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
›	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
›	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices7, this analysis considers the following:

1.	Peer Group[8] Alignment:

7 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

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›	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
›	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment[9] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›	The ratio of performance- to time-based equity awards;
›	The overall ratio of performance-based compensation;
›	The completeness of disclosure and rigor of performance goals;
›	The company’s peer group benchmarking practices;
›	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
›	Realizable pay[10] compared to grant pay; and
›	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

›	Problematic practices related to non-performance-based compensation elements;
›	Incentives that may motivate excessive risk-taking; and
›	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

8 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

9 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

10 ISS research reports include realizable pay for S&P1500 companies.

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›	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
›	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
›	New or extended agreements that provide for:
›	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
›	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
›	CIC payments with excise tax gross-ups (including “modified” gross-ups);
›	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

›	Multi-year guaranteed bonuses;
›	A single or common performance metric used for short- and long-term plans;
›	Lucrative severance packages;
›	High pay opportunities relative to industry peers;
›	Disproportionate supplemental pensions; or
›	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

›	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
›	Duration of options backdating;
›	Size of restatement due to options backdating;
›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

›	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
›	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
›	The company’s response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company;

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›	Whether the issues raised are recurring or isolated;
›	The company’s ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans[11] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

›	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
›	Automatic single-triggered award vesting upon a change in control (CIC);
›	Discretionary vesting authority;
›	Liberal share recycling on various award types;
›	Lack of minimum vesting period for grants made under the plan.

›	Grant Practices:
›	The company’s three year burn rate relative to its industry/market cap peers;
›	Vesting requirements in most recent CEO equity grants (3-year look-back);
›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
›	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
›	Whether the company maintains a claw-back policy;
›	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

›	Awards may vest in connection with a liberal change-of-control definition;
›	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);
›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
›	Any other plan features are determined to have a significant negative impact on shareholder interests.

11 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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SOCIAL/ENVIRONMENTAL ISSUES (SHAREHOLDER PROPOSALS)

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

›	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
›	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
›	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
›	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
›	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
›	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

›	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company’s level of disclosure is at least comparable to that of industry peers; and
›	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

›	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company’s level of disclosure is comparable to that of industry peers; and
›	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

›	Whether the company provides disclosure of year-over-year GHG emissions performance data;
›	Whether company disclosure lags behind industry peers;

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2016 U.S. Concise Proxy Voting Guidelines

›	The company’s actual GHG emissions performance;
›	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
›	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:
›	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
›	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

›	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
›	The level of gender and racial minority representation that exists at the company’s industry peers;
›	The company’s established process for addressing gender and racial minority board representation;
›	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
›	The independence of the company’s nominating committee;
›	Whether the company uses an outside search firm to identify potential director nominees; and
›	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

›	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
›	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

›	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
›	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
›	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
›	The company’s current level of disclosure regarding its environmental and social performance.

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2016 U.S. Concise Proxy Voting Guidelines

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Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) Stewart R. Horejsi, Brendon J. Fischer and Joel Looney are the Fund’s portfolio managers and are collectively responsible for the day-to-day management of the Fund’s assets. Mr. Horejsi, Mr. Fischer and Mr. Looney are referred to herein as the “Portfolio Managers”. Rocky Mountain Advisers, L.L.C. (“RMA”) and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“SIA”, together with RMA, the “Advisers”) are the co-advisers to the Fund. On March 20, 2015, Boulder Total Return Fund, Inc. (“BTF”), The Denali Fund Inc. (“DNY”) and First Opportunity Fund, Inc. (“FOFI” and, together with BTF and DNY, the “Acquired Funds”) reorganized into the Fund (the “Reorganization”), pursuant to a certain Agreement and Plan of Reorganization. Prior to closing of the Reorganization on March 20, 2015, Boulder Investment Advisers, LLC (“BIA”) and SIA served as investment advisers to the Fund. After the Reorganization, RMA replaced BIA as investment adviser to the Fund. BIA was subsequently dissolved in December 2015. Prior to the Reorganization, the Portfolio Managers were Portfolio Managers for the Acquired Funds.

Separately, Mr. Horejsi also acts as a financial consultant to other private trusts and entities associated with the Horejsi family (collectively, the “Horejsi Affiliates”) and consults with respect to their portfolios of equities having an aggregate value of approximately $971.01 million as of November 30, 2015. Mr. Horejsi has been the financial and investment adviser for the Horejsi Affiliates since 1982 and the Chief Investment Officer for SIA since 1999 and for RMA since 2008. Mr. Horejsi was Chief Investment Officer for BIA from 1999 to 2015. Mr. Horejsi has been a Portfolio Manager for the Fund since January 2002. Mr. Horejsi was a Portfolio Manager for BTF from 1999 to 2015, for DNY from 2008 to 2015 and for FOFI from 2010 to 2015.

Mr. Fischer joined RMA as an Assistant Investment Officer in 2012 and has been a Portfolio Manager of the Fund since 2012 as well. Mr. Fischer was Assistant Investment Officer for BIA from 2012-2015 and Portfolio Manager for the Acquired Funds from 2012 to 2015. Prior to joining RMA, Mr. Fischer was an Associate and Senior Analyst with H.I.G. WhiteHorse in Dallas, Texas from 2005 until 2012.

Separately, Mr. Looney also acts as an advisory representative providing investment supervisory and financial planning services to RMA’s private clients (the “RMA Private Clients”) for which RMA receives fees generally based on a percentage of assets under management. Mr. Looney joined RMA as an Assistant Investment Officer and a Portfolio Manager of the Fund in 2013. Mr. Looney was Assistant Investment Officer for BIA from 2013 to 2015 and was a

Portfolio Manager for the Acquired Funds from 2013 to 2015. Prior to joining the Advisers, Mr. Looney was the Principal for Financial Management Group, LLC, an investment management firm, from 1999 to 2013. Mr. Looney also currently serves as Chairman of the Board of Directors for the Fund.

As a general matter, portfolio management staff are paid an annual fixed salary and are offered participation in the firm’s 401K, as well as other benefits that are offered to other employees of the Advisers. In evaluating a portfolio manager’s salary and annual pay increases, the Fund’s performance may be one of many factors considered by management. However, as a general matter, the Advisers do not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within the Adviser’s investment team, contributions to the Adviser’s overall performance, discrete securities analysis, idea generation, and other considerations. Generally, a portfolio manager does not receive bonuses; however, in the case of Mr. Horejsi, because of his affiliation with and beneficial interest in the Horejsi Affiliates that own the Advisers, he may, directly or indirectly, receive distributions of the Advisers’ profits. In the case of Mr. Looney, in addition to an annual fixed salary and other benefits mentioned above, he receives a portion of the fees paid to RMA for providing investment supervisory and financial planning services to the RMA Private Clients.

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments. This is because the Portfolio Managers also serve as portfolio managers to the RMA Private Clients. Additionally, Mr. Horejsi consults with respect to a substantial portfolio of securities for the Horejsi Affiliates. From time to time, securities may meet the investment objectives of one or any combination of the Fund, the RMA Private Clients and the Horejsi Affiliates. In such cases, the decision to recommend a purchase to one account rather than another is based on a number of factors. Allocations of investments to and among the Fund and the RMA Private Clients are made in accordance with the investment allocation policies and procedures of the Advisers. There is no guarantee that these policies and procedures will be able to identify and mitigate all potential conflicts of interest with respect to the investments of the Fund. Factors considered in the investment recommendations may include the size of the portfolio, concentration of holdings, investment objectives, restrictions and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. It is possible that at times identical securities will be held by more than one account. However, positions in the same issue may vary and the length of time that any account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the accounts managed by the Advisers seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. With respect to the assets of the Horejsi Affiliates as may be advised from time to time by Mr. Horejsi, the Horejsi Affiliates have consented to allow the accounts managed by the Advisers to complete the entirety of their transactions in any particular security before the Horejsi Affiliates will be allowed to transact in such security, thus giving the accounts managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than account purchases or sells the same security on a given date, the Advisers will seek to allocate the purchases and sales on an equitable basis, taking into consideration such factors as: the size of the portfolio, concentration of holdings, investment objectives and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability.

Mr. Horejsi does not directly own any shares of the Fund. However, the Horejsi Affiliates, which include many individuals and entities that have engaged Mr. Horejsi as a financial consultant and with respect to which Mr. Horejsi is a discretionary beneficiary, hold shares of the Fund. Following dissolution of Evergreen Atlantic, LLC in December 2015, the Horejsi Affiliates hold shares of the Fundas follows: the Ernest Horejsi Trust No. 1B holds 16,373,154 shares, the Lola Brown Trust No. 1B holds 14,412,317 shares, the Susan L. Ciciora Trust holds 5,472,675 shares, the Stewart West Indies Trust holds 1,130,866 shares, the Mildred B. Horejsi Trust holds 5,543,695 shares, the Stewart R. Horejsi Trust No. 2 holds 2,411,987 shares, the Ellen O. Cooper Trust No. 1 holds 3,425 shares, Ellen O. Horejsi owns 57,165 shares, and Susan L. Ciciora owns 39,560 shares. . Because of Mr. Horejsi’s advisory or familial role with respect to these Horejsi Affiliates, Mr. Horejsi may be deemed to have indirect beneficial ownership of their respective shares which in the aggregate have a dollar range in excess of $1 million.

Mr. Fischer owned 17,377 shares of the Fund as of November 30, 2015 with an aggregate value of between $100,001 -$500,000.

Mr. Looney owned 41358,277 shares of the Fund as of November 30, 2015 with an aggregate value of between $500,001 - $1,000,000.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the stockholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i) CERT

(a)(3)   Not applicable.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER GROWTH & INCOME FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	February 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	February 5, 2016

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer,
Vice President, Treasurer, Asst. Secretary
(Principal Financial Officer)

Date:	February 5, 2016